Exhibit 4.1


                    SPECIMEN COMMON STOCK CERTIFICATE (FRONT)
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               Number                                      Shares
                                     [LOGO]
------------------------------                     -----------------------------
            Common Stock

                              ELIZABETH ARDEN, INC.

                                                                          CUSIP

THIS CERTIFIES THAT
                                                                SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                    SPECIMEN

is the owner of

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                             PAR VALUE $0.01 EACH OF
                              ELIZABETH ARDEN, INC.

transferable on the books of the corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

                                 CORPORATE SEAL
         SPECIMEN                                              SPECIMEN

  /s/    Signature                                    /s/      Signature
         Secretary                                             President

                   SPECIMEN COMMON STOCK CERTIFICATE (REVERSE)
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         The Corporation will furnish to any shareholder upon request and without charge a full statement of: (a) the designations, preferences, limitations, and relative rights of the shares of each class or series of capital stock authorized to be issued; (b) the variations in the relative rights, preferences and limitations between the shares of each such series; and
(c) the authority of the Board of Directors to fix and determine variations for future series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM      -    as tenants in common            UNIF GIFT MIN ACT   -  ________ Custodian ___________
TEN ENT      -    as tenants by the entireties                             (Cus)                (Minor)
JT TEN       -    as joint tenants with right                            under Uniform Gifts to Minors
                  of survivorship and not as                             Act_____________________
                  tenants in common                                                  (State)
                  Additional abbreviations may also
                  be used though not in the above list.

         FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto _____________ _____________ Shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ______________, Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________

         In the presence of

_____________________________


SIGNATURE(S) GUARANTEED


By:
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.
(Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.











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